UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23568

Gabelli ETFs Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the annual period ended December 31, 2023 originally filed with the Securities and Exchange Commission on March 8, 2024 (Accession Number 0001829126-24-001463). The purpose of this amendment is to include the required disclosure regarding the approval and renewal of the advisory agreement. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Gabelli Automation ETF

Annual Report — December 31, 2023

(Y)our Portfolio Management Team

Justin Bergner, CFA	Hendi Susanto
Portfolio Manager	Portfolio Manager
BA, Yale University	BS, University of Minnesota
MBA, University of Pennsylvania	MBA, Wharton School of
Business

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return of Gabelli Automation ETF (the Fund) was 18.2% compared with a total return of 26.3% for the Standard & Poor’s (S&P) S&P 500 Index. The total return based on the Fund’s Market Price was 18.1%. The Fund’s NAV per share was $24.45, while the price of the publicly traded shares closed at $24.44 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2023.

Investment Objective and Strategy (Unaudited)

The Fund primarily seeks to provide growth of capital.

The Fund will primarily invest in U.S. exchange listed common stock and preferred stock. The Fund may also invest in foreign securities by investing in American Depositary Receipts. The Fund focuses on companies which appear underpriced relative to their Private Market Value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay for a company. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus borrowings for investment purposes, in publicly traded equity securities of automation firms (“Automation Companies”) listed on a domestic or foreign exchange, throughout the world, including the United States (the “80% Policy”).

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

The Fund defines Automation Companies as any company that is engaged in designing, developing, supporting, or manufacturing automation equipment, related technology, or processes, and also firms that use these technologies, equipment, and processes to automate parts of their own businesses. These firms include industrial and service automation, robotics, artificial intelligence, autonomous driving, and related equipment, technology, and services. In pursuing the investment theme, the Fund may invest in firms in any economic sector and in any geographic region.

Performance Discussion (Unaudited)

Full year Portfolio Observations-

L.B. Foster Company (2.9% of net assets as of December 31, 2023) is a leading provider of products and services for the rail industry and solutions to support critical infrastructure projects. The company’s consistent performance in 2023 allowed the financially and operationally levered stock to reduce risk significantly and lower its material discount to Private Market Value. Specifically, the increase in Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) from $24mm to $30mm+, along with free cash flow generated from operations, the continuing use of a Net Operating Loss, and the sale of a small, non-profitable asset, has allowed the company to de-lever to its target of 2x. Underpinning the strength has been the strong performance of the precast concrete business, buttressed by the VanHooseCo acquisition in August 2022, which provides materials for residential and non-residential structures in the southeastern U.S. Execution in the rail, technologies, and services segment and the steel products and measurement segment have also been good.

ITT, Inc. (2.9%) is a diversified manufacturer of highly engineered critical components and customized technology solutions across three segments: Industrial Process, manufacturing fluid handling equipment; Motion Technologies, manufacturing brake pads and other technologies for auto and other transport markets; and Connect & Control Technologies, providing a broad portfolio of switches, actuators, and specialized connectors for the aerospace, defense, and industrial markets. ITT’s stock was up 22% in the fourth quarter, primarily on earnings and alongside the broader market move. The company modestly raised organic sales and margin guidance for 2023 on strength in pump projects, aerospace and defense components, and outgrowth in its friction business in the automotive and rail markets. Robust pricing was also a driver.

Allient Inc. (3.7%) designs, manufactures, and sells precision controlled motion products and solutions in transportation, medical, aerospace and defense, and industrial markets. The company delivered strong year-over-year growth of 18% in the first nine months of 2023, driven by strong demand in Industrial and Aerospace and Defense markets and sales contribution from acquisitions. The company experienced macroeconomic challenges and demand softness in Europe, including lower demand within agricultural vehicle programs due to the Ukraine War.

DISH Network Corporation (no longer held) operates pay-TV and wireless businesses. The company provides television entertainment and technology with its satellite DISH TV and streaming Sling TV services. Utilizing its spectrum portfolio and other assets, DISH serves the wireless market as a facilities-based provider of wireless services with a nationwide consumer offering and development of the first virtualized, standalone 5G broadband network in the U.S. Although the company met its FCC build-out deadlines, DISH was unable to show meaningful progress in generating revenue from its wireless network. The stock declined as the market became increasingly skeptical it could refinance its heavy debt load on attractive terms. The company closed its merger with EchoStar at year end which should extend its financial runway beyond 2024.

Top contributors to the Fund’s performance in 2023 included: L.B. Foster Co. (2.9%); ITT, Inc. (2.9%); and Rockwell Automation, Inc. (4.8%).

Some of our weaker performing stocks during the year were: Allient Inc. (3.7%); DISH Network Corp. (no longer held); and RPC Inc. (1.2%).

We appreciate your investment in Gabelli Automation ETF.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2023

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

		Since
		Inception
	1 Year	(1/3/22) (a)
Gabelli Automation ETF (GAST)
NAV Total Return	18.23%	(0.30)%
Investment Total Return (b)	18.14	(0.33)
S&P 500 Index (c)	26.29	1.38

(a)	GAST first issued shares January 3, 2022, and shares commenced trading on the NYSE Arca January 5, 2022.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectus of the Gabelli Automation ETF dated April 28, 2023, the gross expense ratio for the Fund is 0.90%. The net expense ratio for the Fund after contractual expense waiver by Gabelli Funds, LLC (the Adviser) was 0.00%. The waiver is in effect through April 30, 2024. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/funds/etfs for performance information as of the most recent month end.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI AUTOMATION ETF AND
S&P 500 INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	Since Incep- tion**
Investment	18.14%	(0.33)%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 1/3/22.

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

Gabelli Automation ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the period ended December 31, 2023, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2023.

Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Automation ETF
Actual Fund Return
$1,000.00	$1,059.40	0.00%	$0.00
Hypothetical 5% Return
$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2023:

GABELLI AUTOMATION ETF

Prepackaged Software	11.0%	Computer Programming, Data Processing, Etc.	2.5%
Aerospace and Defense	7.0%	Environmental Services	2.5%
Equipment and Supplies	6.3%	Wholesale-Durable Goods	2.4%
Metal Cans	5.8%	Industrial Instruments For Measurement,
Electronics	5.2%	Display, and Control	2.0%
Energy and Utilities	5.0%	Computer Integrated Systems Design	1.7%
Measuring & Controlling Devices, NEC	4.8%	Building and Construction	1.5%
Electronic & Other Electrical Equipment	4.4%	Computer Software and Services	1.0%
Financial Services	4.2%	Fabricated Structural Metal Products	0.9%
Consumer Services	4.2%	Other Assets and Liabilities (Net)	10.9%
Consumer Products	3.9%		100.0%
General Industrial Machinery & Equipment	3.9%
Electric Lighting & Wiring Equipment	3.1%
Pumps & Pumping Equipment	2.9%
Diversified Industrial	2.9%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli Automation ETF

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS – 89.1%
	Aerospace and Defense – 7.0%
5,699	Allient Inc	$227,739	$172,167
2,034	Mercury Systems Inc.†	85,655	74,383
172	Northrop Grumman Corp.	80,960	80,520
		394,354	327,070

	Building and Construction – 1.5%
1,183	Johnson Controls International plc.	95,281	68,188

	Computer Integrated Systems Design – 1.7%
3,828	Kyndryl Holdings Inc.†	71,209	79,546

	Computer Programming, Data Processing, Etc. – 2.5%
832	Alphabet Inc., Cl. A†	118,514	116,222

	Computer Software and Services – 1.0%
2,716	NCR Voyix Corp.†	32,979	45,928

	Consumer Products – 3.9%
1,294	Spectrum Brands Holdings Inc.	97,842	103,222
2,067	The AZEK Co. Inc.†	93,878	79,063
		191,720	182,285

	Consumer Services – 4.2%
472	Amazon.com Inc.†	78,598	71,716
6,592	Resideo Technologies Inc.†	172,407	124,061
		251,005	195,777

	Diversified Industrial – 2.9%
6,106	L.B. Foster Co., Cl. A†	60,427	134,271

	Electric Lighting & Wiring Equipment – 3.1%
2,435	AZZ Inc	122,875	141,449

	Electronic & Other Electrical Equipment – 4.4%
2,080	Emerson Electric Co	200,176	202,446

	Electronics – 5.2%
1,019	Itron Inc.†	71,145	76,945
4,177	Kimball Electronics Inc.†	96,178	112,570
300	Texas Instruments Inc.	44,616	51,138
		211,939	240,653

	Energy and Utilities – 5.0%
1,181	Halliburton Co.	45,306	42,693
873	Occidental Petroleum Corp.	55,113	52,127
Shares		Cost	Market Value
3,826	Oceaneering International Inc.†	$86,851	$81,417
7,744	RPC Inc.	68,321	56,377
		255,591	232,614

	Environmental Services – 2.5%
697	Republic Services Inc.	95,087	114,942

	Equipment and Supplies – 6.3%
1,134	AMETEK Inc.	166,536	186,985
1,140	Tennant Co.	95,260	105,667
		261,796	292,652

	Fabricated Structural Metal Products – 0.9%
1,113	Proto Labs Inc.†.	60,317	43,362

	Financial Services – 4.2%
1,064	Intercontinental Exchange Inc.	142,167	136,650
456	Nasdaq Inc.	29,803	26,512
1,356	NCR Atleos Corp.†	20,458	32,937
		192,428	196,099

	General Industrial Machinery & Equipment – 3.9%
1,787	Flowserve Corp.	67,440	73,660
2,896	Matthews International Corp., Cl. A	107,135	106,139
		174,575	179,799

	Industrial Instruments For Measurement, Display, and Control – 2.0%
1,275	Fortive Corp.	94,606	93,878

	Measuring & Controlling Devices, NEC – 4.8%
724	Rockwell Automation Inc.	208,581	224,788

	Metal Cans – 5.8%
883	Agnico Eagle Mines Ltd.	45,409	48,432
4,609	Barrick Gold Corp.	87,211	83,377
1,237	Cameco Corp.	45,258	53,315
2,013	Newmont Corp.	91,471	83,318
		269,349	268,442

	Prepackaged Software – 11.0%
360	Aspen Technology Inc.†	64,971	79,254
1,041	Check Point Software Technologies Ltd.†	119,927	159,054
6,372	N-able Inc.†	70,152	84,429
812	Oracle Corp.	71,038	85,609

See accompanying notes to financial statements.

Gabelli Automation ETF

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Prepackaged Software (Continued)
588	PTC Inc.†	$71,930	$102,877
		398,018	511,223

	Pumps & Pumping Equipment – 2.9%
1,139	ITT Inc.	118,830	135,905

	Wholesale-Durable Goods – 2.4%
136	WW Grainger Inc.	70,883	112,702

	TOTAL INVESTMENTS — 89.1%	$3,950,540	4,140,241
	Other Assets and Liabilities (Net) — 10.9%		505,481
	NET ASSETS — 100.0%		$4,645,722

†	Non-income producing security.

See accompanying notes to financial statements.

Gabelli Automation ETF

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments at value (cost $3,950,540)	$4,140,241
Cash	543,195
Dividends receivable	1,325
Total Assets	4,684,761
Liabilities:
Distributions payable	39,039
Total Liabilities	39,039
Net Assets	$4,645,722
Net Assets Consist of:
Paid-in capital	$4,805,607
Total accumulated loss	(159,885)
Net Assets	$4,645,722
Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	190,000
Net Asset Value per share:	$24.45

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $2,460)	$38,922
Total Investment Income	38,922
Expenses:
Investment advisory fees	41,798
Total Expenses	41,798
Less:	(41,798)
Expenses waived by Adviser (See Note 3)	(41,798)
Net Expenses	—
Net Investment Income	38,922
Net Realized and Unrealized Gain/(Loss) on Investments	(233,506)
Net realized loss on investments	(233,506)
Net change in unrealized appreciation on investments	953,525
Net Realized and Unrealized Gain on Investments	720,019
Net Increase in Net Assets Resulting from Operations	$758,941

See accompanying notes to financial statements.

Gabelli Automation ETF

Statement of Changes in Net Assets

	Year Ended December 31, 2023	For the Period Ended December 31, 2022(a)
Operations:
Net investment income	$38,922	$34,135
Net realized loss on investments	(233,506)	(101,430)
Net change in unrealized appreciation/(depreciation) on investments	953,525	(763,824)
Net Increase/(Decrease) in Net Assets Resulting from Operations	758,941	(831,119)

Distributions to Shareholders:
Accumulated earnings	(39,039)	(34,045)
Total Distributions to Shareholders	(39,039)	(34,045)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares (See Note 6)	—	5,244,383
Cost of shares redeemed (See Note 6)	(453,399)	—
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(453,399)	5,244,383
Net Increase in Net Assets	266,503	4,379,219

Net Assets:
Beginning of period	4,379,219	—
End of period	$4,645,722	$4,379,219

Changes in Shares Outstanding:
Shares outstanding, beginning of period	210,000	—
Shares sold	—	210,000
Shares redeemed	(20,000)	—
Shares outstanding, end of period	190,000	210,000

(a)	The Fund commenced investment operations on January 5, 2022. The Fund first sold shares on January 3, 2022.

See accompanying notes to financial statements.

Gabelli Automation ETF
Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended December 31, 2023	Period Ended December 31, 2022(a)
Operating Performance:
Net Asset Value, Beginning of Period	$20.85	$25.00
Net Investment Income(b)	0.19	0.16
Net Realized and Unrealized Gain/(Loss) on Investments	3.62	(4.15)
Total from Investment Operations	3.81	(3.99)

Distributions to Shareholders:
Net Investment Income	(0.21)	(0.16)
Net Asset Value, End of Period	$24.45	$20.85
NAV total return†	18.23%	(15.90)%
Market price, End of Period	$24.44	$20.86
Investment total return††	18.14%	(15.90)%
Net Assets, End of Period (in 000’s)	$4,646	$4,379
Ratio to average net assets of:
Net Investment Income	0.84%	0.78	%(c)
Operating Expenses Before Waiver	0.90%	0.90	%(c)
Operating Expenses Net of Waiver	0.00%	0.00	%(c)
Portfolio Turnover Rate	13%	28%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized. Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates.
††	Based on market price per share. Total return for a period of less than one year is not annualized.
(a)	The Fund commenced investment operations on January 5, 2022. The Fund first sold shares on January 3, 2022.
(b)	Per share data are calculated using the average shares outstanding method.
(c)	Annualized.

See accompanying notes to financial statements.

Gabelli Automation ETF

Notes to Financial Statements

1.  Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Automation ETF (the Fund) commenced investment operations on January 5, 2022. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide growth of capital.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

Gabelli Automation ETF

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1	Total Market Value
INVESTMENTS IN SECURITIES:	Quoted Prices	at 12/31/23
ASSETS (Market Value):
Common Stocks (a)	$4,140,241	$4,140,241
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$4,140,241	$4,140,241

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 2 or Level 3 investments held at December 31, 2023 or December 31, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and

Gabelli Automation ETF

Notes to Financial Statements (Continued)

discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the reversal of redemption in-kind losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $14,623, with an offsetting adjustment to total accumulated losses.

The tax character of distributions paid during the year ended December 31, 2023 and the period ended December 31, 2022 was as follows:

	Year Ended	Period Ended
	December 31, 2023	December 31, 2022
Distributions paid from:
Ordinary income	$39,039	$34,045
Total distributions paid	$39,039	$34,045

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(349,586)
Unrealized appreciation on investments	189,701
Total accumulated earnings	$(159,885)

At December 31, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$95,386
Long term capital loss carryforward with no expiration	254,200
Total Capital Loss Carryforward	$349,586

Gabelli Automation ETF

Notes to Financial Statements (Continued)

The following summarizes the tax cost on investments and the net unrealized appreciation at December 31, 2023:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$3,950,540	$428,459	$(238,758)	$189,701

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3.  Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investments of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $25 million in net assets (the Fee Waiver). The Fee Waiver will continue until at least April 30, 2024 and shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the year ended December 31, 2023, the Adviser waived expenses in the amount of $41,798.

4.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $1,023,897 and $479,966, respectively.

5.  Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units.

Gabelli Automation ETF

Notes to Financial Statements (Continued)

The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6.  Redemptions-in-kind. When considered to be in the best interest of all shareholders, the Fund may distribute portfolio securities as payment for redemptions of Fund shares (redemptions-in-kind). Gains and losses realized on redemptions-in-kind are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2023, the Fund realized net gain of $14,650 on $453,399 of redemptions-in-kind, including cash of $59,609.

7.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $2,709 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

8.  Significant Shareholder. As of December 31, 2023, the Fund’s Adviser and its affiliates beneficially owned 96.4% of the voting securities of the Fund.

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli Automation ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Automation ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Automation ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period January 5, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period January 5, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

Gabelli Automation ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Automation ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Automation ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[5]:
Christopher J. Marangi Trustee 1974	Since 2021	6	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—
Agnes Mullady Trustee 1958	Since 2021	14	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—
INDEPENDENT TRUSTEES[6]:
John Birch Trustee 1950	Since 2021	10	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—
Anthony S. Colavita[7] Trustee 1961	Since 2021	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—
Michael J. Ferrantino[7] Trustee 1971	Since 2021	7	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

21

Gabelli Automation ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Leslie F. Foley[7] Trustee 1968	Since 2021	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—
Michael J. Melarkey Trustee 1949	Since 2021	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza[7,8] Trustee 1945	Since 2021	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

22

Gabelli Automation ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2021	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary & Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

23

Gabelli Automation ETF

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year December 31, 2023, the Fund paid to shareholders ordinary income distributions totaling $0.21 per share. For the year ended December 31, 2023, 83.32% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 88.75% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.00% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Automation ETF

Board Consideration and Re-Approval of Investment Advisory Agreements

In determining whether to approve the continuance of the Investment Advisory Agreement (the Agreement), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 23, 2023:

1) The nature, extent and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for the Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund who are affiliated with the Adviser. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, and that the quality of services provided by the Adviser, either directly or through BNY, over the past year was high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to the Performance Peer Group comprised of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one year average annual total return for the period ended June 30, 2023. The peer group considered by the Board Members (the Performance Peer Group) was developed by the Adviser and was comprised of other comparable funds. In reviewing the performance of the Fund against the Performance Peer group, the Board Members noted that the Fund’s performance was below the median for the one year period. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

25

Gabelli Automation ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from their relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative peer group developed by the Adviser and comprised of other funds (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the total expense ratio for the Fund was lower than the median, when compared with its Expense Peer Groups.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser were higher and, in other cases lower, than the fees charged to the Fund. In evaluating this information, the Board considered the difference in services provided by the Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2022. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund’s analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that, under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there was to be significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

26

Gabelli Automation ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

27

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC that is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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Gabelli Automation ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Justin Bergner, CFA, is a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC, the adviser. Justin rejoined Gabelli & Company in 2013 as a research analyst covering diversified industrials, Home Improvement, and Transport Companies. He began his investment carrier at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics and Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a vice president of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA degree from the Wharton School of Business.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

GABELLI ETFS TRUST
GABELLI AUTOMATION ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and
Co-Chief Investment Officer,
GAMCO Investors, Inc.
Portfolio Manager for Gabelli
Funds, LLC

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer,
InterEx Inc.

Leslie F. Foley
Attorney

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York
Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Automation ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAST Q4/2023

GABELLI
FUNDS

GABELLI AUTOMATION ETF

Annual Report
December 31, 2023

Gabelli Financial Services Opportunities ETF

Annual Report — December 31, 2023

Macrae Sykes

Portfolio Manager

BA, Hamilton College

MBA, Columbia Business School

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return of Gabelli Financial Services Opportunities ETF (the Fund) was 38.8% compared with a total return of 12.2% for the Standard & Poor’s (S&P) 500 Financials Index. The total return based on the Fund’s Market Price was 38.9%. The Fund’s NAV per share was $32.78, while the price of the publicly traded shares closed at $32.79 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2023.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund seeks to provide capital appreciation.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets, in the securities of companies principally engaged in the group of industries comprising the financial services sector. As a fundamental policy, the Fund will concentrate (invest at least 25% of the value of its net assets) in the securities of companies principally engaged in the group of industries comprising the financial services sector. The Fund may invest in the equity securities of such companies, such as common stock, or preferred stock of such companies in accordance with the foregoing 80% policy. The Fund may also invest in foreign securities by investing in American Depositary Receipts. The Fund may invest in companies without regard to market capitalization.

The Fund considers a company to be principally engaged in the group of industries comprising the financial services sector if it devotes a significant portion of its assets to, or derives a significant portion of its revenues from, providing financial services. The Fund considers a company to be principally engaged in the group of industries comprising the financial services sector if it devotes 50% of its assets to, or derives 50% of its revenues from, providing financial services. Such services include but are not limited to the following: commercial, consumer, and specialized banking and financing; asset management; publicly-traded, government sponsored financial enterprises; insurance; accountancy; mortgage REITs; brokerage; securities exchanges and electronic trading platforms; financial data, technology, and analysis; and financial transaction and other financial processing services.

Performance Discussion (Unaudited)

Last year, everyone wanted to talk like economists and offer dramatic forecasts for rates. Pick your favorite topic – “sticky inflation,” “higher for longer,” “the Fed has lost control,” or “we need a recession.” Interestingly though, after several major bank failures, 100bps of Fed hikes, and all the prognostications, the 10-Year Treasury yield finished the year almost exactly where it started.

The landscape for markets and picking stocks remains fluid, but our research process remains well entrenched. We look for great companies trading below our estimate of intrinsic value and a catalyst to narrow that discount. We follow a bottom-up, fundamental process.

Steve Squeri, CEO of American Express Co. (4.8% of net assets as of December 31, 2023), accelerated marketing and spending during the COVID-19 Pandemic when others were pulling back, and shareholders today have been rewarded with share gains and new account growth with desirable younger cohort clients. Rob Berkley, CEO of W.R. Berkley Corp. (3.9%), along with his father (and founder) has a long tenure of smart capital allocation. By optimizing capital deployment to written premium, firm investments, repurchases, and dividends, the duo generated a 23.7% annual gain for shareholders from 1974 to 2022 vs. 12.4% for the S&P 500 (Source: Page 11, 2022 W.R. Berkley Corporation Annual Report). Not bad for a boring insurance operation and an entrepreneurial mindset.

Berkshire Hathaway (6.3%) remains a top holding. In the third quarter of 2023, the firm generated over $800 million per week in operating earnings. In the fourth quarter, we estimate the firm generated over $35bn of investment gains on a securities portfolio of $318bn. Combined with $152bn of cash, the Omaha conglomerate has lots of firepower for capital allocation and a deep leadership bench that is full of inspiration to continue to drive shareholder returns. On that note, it is with deep sadness we commemorate Charlie Munger who passed away just before the end of the year.

2

The top contributors to the Fund’s performance in 2023 included FTAI Aviation Ltd (8.2%); First Citizens BancShares Inc. (3.8%); and Blackstone Inc. (4.8%).

The leading detractors during the year were: First Republic Bank (no longer held); Paysafe Ltd (3.5%); and Citizens Financial Group, Inc. (no longer held).

Thank you for your investment in Gabelli Financial Services Opportunities ETF.

Respectfully,

Mac

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Average Annual Returns through December 31, 2023

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

		Since
		Inception
	1 Year	(5/09/22) (a)
Gabelli Financial Services Opportunities ETF (GABF)
NAV Total Return	38.83%	22.39%
Investment Total Return (b)	38.89	22.42
S&P 500 Financials Index (c)	12.15	8.96

(a)	GABF first issued shares May 9, 2022, and shares commenced trading on the NYSE Arca May 10, 2022.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The S&P 500 Financials Index comprises companies included in the S&P 500 that are classified as members of the financials sector. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectus of Gabelli Financial Services Opportunities ETF dated April 28, 2023, the gross expense ratio for the Fund is 0.94%. The net expense ratio for the Fund after contractual expense waiver by Gabelli Funds, LLC (the Adviser) is 0.04%. The waiver is in effect through April 30, 2024. Investors should carefully consider the investment objectives, risks, sales charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/funds/etfs for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI FINANCIAL SERVICES
OPPORTUNITIES ETF AND S&P 500 FINANCIALS INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	Since Incep- tion**
Investment	38.89%	22.42%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 5/09/22.

5

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

6

Gabelli Financial Services Opportunities ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2023, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2023.

Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Financial Services Opportunities ETF
Actual Fund Return
$1,000.00	$1,213.50	0.00%	$0.00
Hypothetical 5% Return
$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2023:

GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF

Financial Services	80.1%
Banking	10.0%
Leasing	8.4%
Computer Software and Services	5.5%
Closed-End Funds	0.7%
Other Assets and Liabilities (Net)	(4.7)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

8

Gabelli Financial Services Opportunities ETF
Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS – 104.0%
	Banking – 10.0%
10,000	Bank of America Corp.	$323,138	$336,700
300	Capital One Financial Corp.	32,855	39,336
240	First Citizens BancShares Inc., Cl. A	138,472	340,553
1,000	State Street Corp.	62,491	77,460
2,000	The Bank of New York Mellon Corp.	86,441	104,100
		643,397	898,149

	Computer Software and Services – 5.5%
600	FactSet Research Systems Inc.	233,098	286,230
1,600	Fiserv Inc.†	187,172	212,544
		420,270	498,774

	Financial Services – 80.1%
1,000	Affiliated Managers Group Inc.	128,424	151,420
2,300	American Express Co.	361,513	430,882
3,900	Apollo Global Management Inc.	272,292	363,441
1,600	Berkshire Hathaway Inc., Cl. B†	494,797	570,656
3,300	Blackstone Inc.	298,563	432,036
28,500	Blue Owl Capital Inc.	267,033	424,650
2,500	Cohen & Steers Inc.	149,678	189,325
2,000	Federated Hermes Inc.	66,710	67,720
3,700	Interactive Brokers Group Inc., Cl. A	215,550	306,730
1,700	JPMorgan Chase & Co.	205,599	289,170
4,000	KKR & Co. Inc.	250,415	331,400
250	M&T Bank Corp.	33,254	34,270
100	Markel Group Inc.†	135,536	141,990
600	Moody’s Corp.	171,358	234,336
3,500	Morgan Stanley	287,118	326,375
3,500	Nasdaq Inc.	175,794	203,490
250	PayPal Holdings Inc.†	19,636	15,352
25,000	Paysafe Ltd.†	304,317	319,750
600	S&P Global Inc.	202,809	264,312
9,400	Silvercrest Asset Management Group Inc., Cl. A	170,172	159,800
32,000	SoFi Technologies Inc.†	236,922	318,400
400	Stifel Financial Corp.	23,605	27,660
20,000	StoneCo Ltd., Cl. A†	226,673	360,600
6,500	The Charles Schwab Corp.	369,776	447,200
500	The PNC Financial Services Group Inc.	69,788	77,425
50	Visa Inc., Cl. A	9,338	13,018
Shares		Cost	Market Value
5,000	W. R. Berkley Corp.	$311,064	$353,600
7,400	Wells Fargo & Co.	315,151	364,228
		5,772,885	7,219,236

	Leasing – 8.4%
16,000	FTAI Aviation Ltd.	307,443	742,400
500	Safehold Inc., REIT	10,905	11,700
		318,348	754,100

	TOTAL COMMON STOCKS	7,154,900	9,370,259

	CLOSED-END FUNDS – 0.7%
3,700	Blue Owl Capital Corp., BDC	49,826	54,612
2,500	SuRo Capital Corp. BDC†	10,425	9,850
	TOTAL CLOSED-END FUNDS	60,251	64,462

	TOTAL INVESTMENTS — 104.7%	$7,215,151	9,434,721
	Other Assets and Liabilities (Net) — (4.7)%		(421,575)
	NET ASSETS — 100.0%		$9,013,146

†	Non-income producing security.

BDC   Business Development Company

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

9

Gabelli Financial Services Opportunities ETF

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments at value (cost $7,215,151)	$9,434,721
Cash	22,371
Dividends receivable	2,074
Total Assets	9,459,166
Liabilities:
Distributions payable	446,020
Total Liabilities	446,020
Net Assets	$9,013,146
Net Assets Consist of:
Paid-in capital	$7,143,362
Total accumulated earnings	1,869,784
Net Assets	$9,013,146
Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	275,000
Net Asset Value per share:	$32.78

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $193)	$122,607
Total Investment Income	122,607
Expenses:
Investment advisory fees	62,414
Total Expenses	62,414
Less:	(62,414)
Expenses waived by Adviser (See Note 3)	(62,414)
Net Expenses	—
Net Investment Income	122,607
Net Realized and Unrealized Gain/(Loss) on Investments	3,066
Net realized gain on investments	3,066
Net change in unrealized appreciation on investments	2,249,837
Net Realized and Unrealized Gain on Investments	2,252,903
Net Increase in Net Assets Resulting from Operations	$2,375,510

See accompanying notes to financial statements.

10

Gabelli Financial Services Opportunities ETF

Statement of Changes in Net Assets

	Year Ended December 31, 2023	For the Period Ended December 31, 2022(a)
Operations:
Net investment income	$122,607	$68,133
Net realized gain/(loss) on investments	3,066	(29,280)
Net change in unrealized appreciation/(depreciation) on investments	2,249,837	(30,267)
Net Increase in Net Assets Resulting from Operations	2,375,510	8,586

Distributions to Shareholders:
Accumulated earnings	(446,020)	(68,292)
Total Distributions to Shareholders	(446,020)	(68,292)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares	1,881,965	5,261,397
Net Increase in Net Assets from Shares of Beneficial Interest Transactions	1,881,965	5,261,397
Net Increase in Net Assets	3,811,455	5,201,691

Net Assets:
Beginning of period	5,201,691	—
End of period	$9,013,146	$5,201,691

Changes in Shares Outstanding:
Shares outstanding, beginning of period	210,000	—
Shares sold	65,000	210,000
Shares outstanding, end of period	275,000	210,000

(a)	The Fund commenced investment operations on May 10, 2022. The Fund first sold shares on May 9, 2022.

See accompanying notes to financial statements.

11

Gabelli Financial Services Opportunities ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended December 31, 2023	Period Ended December 31, 2022(a)
Operating Performance:
Net Asset Value, Beginning of Period	$24.77	$25.00
Net Investment Income(b)	0.51	0.33
Net Realized and Unrealized Gain/(Loss) on Investments	9.12	(0.23)
Total from Investment Operations	9.63	0.10

Distributions to Shareholders:
Net Investment Income	(1.62)	(0.33)
Net Asset Value, End of Period	$32.78	$24.77
NAV total return†	38.83%	0.41%
Market price, End of Period	$32.79	$24.77
Investment total return††	38.89%	0.41%
Net Assets, End of Period (in 000’s)	$9,013	$5,202
Ratio to average net assets of:
Net Investment Income	1.77%	2.01	%(c)
Operating Expenses Before Waiver	0.90%	0.90	%(c)
Operating Expenses Net of Waiver	0.00%	0.00	%(c)
Portfolio Turnover Rate	31%	72%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized. Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates.
††	Based on market price per share. Total return for a period of less than one year is not annualized.
(a)	The Fund commenced investment operations on May 10, 2022. The Fund first sold shares on May 9, 2022.
(b)	Per share data are calculated using the average shares outstanding method.
(c)	Annualized.

See accompanying notes to financial statements.

12

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements

1.  Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Financial Services Opportunities ETF (the Fund) commenced investment operations on May 10, 2022. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide capital appreciation.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

13

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1	Total Market Value
INVESTMENTS IN SECURITIES:	Quoted Prices	at 12/31/23
ASSETS (Market Value):
Common Stocks (a)	$9,370,259	$9,370,259
Closed-End Funds	64,462	64,462
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$9,434,721	$9,434,721

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 2 or Level 3 investments held at December 31, 2023 or December 31, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

14

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to sale of investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $422, with an offsetting adjustment to total distributable earnings.

The tax character of distributions paid during the year ended December 31, 2023 and the period ended December 31, 2022 was as follows:

	Year Ended	Period Ended
	December 31, 2023	December 31, 2022
Distributions paid from:
Ordinary income	$446,020	$68,292
Total distributions paid	$446,020	$68,292

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$122,806
Accumulated capital loss carryforwards	(29,177)
Unrealized appreciation on investments	1,776,155
Total accumulated earnings	$1,869,784

At December 31, 2023, the Fund had net short term capital loss carryforwards of $29,177 for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

15

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

At December 31, 2023, the temporary difference between book basis and tax basis net unrealized appreciation/depreciation on investments were primarily due to mark-to-market adjustments on passive foreign investment companies and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost on investments and the net unrealized appreciation at December 31, 2023:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$7,658,566	$1,820,745	$(44,590)	$1,776,155

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3.  Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investment of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $25 million in net assets (the Fee Waiver). The Fee Waiver will continue until at least April 30, 2024, and shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the year ended December 31, 2023, the Adviser waived expenses in the amount of $62,414.

4.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $4,368,054 and $2,126,383, respectively.

5.  Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts

16

Gabelli Financial Services Opportunities ETF

Notes to Financial Statements (Continued)

approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $7,279 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

7.  Significant Shareholder. As of December 31, 2023, approximately 77.36% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Gabelli Financial Services Opportunities ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Financial Services Opportunities ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Financial Services Opportunities ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period May 10, 2022 (commencement of operations) through December 31, 2022, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period May 10, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

18

Gabelli Financial Services Opportunities ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Financial Services Opportunities ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Financial Services Opportunities ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[5]:
Christopher J. Marangi Trustee 1974	Since 2021	6	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—
Agnes Mullady Trustee 1958	Since 2021	14	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—
INDEPENDENT TRUSTEES[6]:
John Birch Trustee 1950	Since 2021	9	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—
Anthony S. Colavita[7] Trustee 1961	Since 2021	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—
Michael J. Ferrantino[7] Trustee 1971	Since 2021	7	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

20

Gabelli Financial Services Opportunities ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Leslie F. Foley[7] Trustee 1968	Since 2021	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—
Michael J. Melarkey Trustee 1949	Since 2021	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza[8] Trustee 1945	Since 2021	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing);Director of Bion Environmental Technologies, Inc.

21

Gabelli Financial Services Opportunities ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2021	Senior Vice President (since 2018) and other positions (2017 – 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G. Distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary & Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

22

Gabelli Financial Services Opportunities ETF

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2023, the Fund paid to shareholders ordinary income distributions totaling $1.62 per share. For the year ended December 31, 2023, 26.93% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 26.93% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Financial Services Opportunities ETF

Board Consideration and Re-Approval of Investment Advisory Agreements

In determining whether to approve the continuance of the Investment Advisory Agreement (the Agreement), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 23, 2023:

1) The nature, extent and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for the Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund who are affiliated with the Adviser. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, and that the quality of services provided by the Adviser, either directly or through BNY, over the past year was high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to the Performance Peer Group comprised of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one year average annual total return for the period ended June 30, 2023. The peer group considered by the Board Members (the Performance Peer Group) was developed by the Adviser and was comprised of other comparable funds. In reviewing the performance of the Fund against the Performance Peer group, the Board Members noted that the Fund’s performance was above the median for the one year period. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

24

Gabelli Financial Services Opportunities ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from their relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative peer group developed by the Adviser and comprised of other funds (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the total expense ratio for the Fund was lower than the median, when compared with its Expense Peer Groups.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser were higher and, in other cases lower, than the fees charged to the Fund. In evaluating this information, the Board considered the difference in services provided by the Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2022. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund’s analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that, under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there was to be significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

25

Gabelli Financial Services Opportunities ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

26

GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Macrae Sykes joined the firm in 2008 as an analyst focused on financial services. He was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and 2018, and received several honorable mentions for coverage of brokers and asset managers from Institutional Investor. In 2018, Mac was a contributing author to The Warren Buffet Shareholder: Stories from Inside the Berkshire Hathaway Annual Meeting edited by Lawrence Cunningham and Stephen Cuba. Mac holds a BA in economics from Hamilton College and an MBA degree in Finance from Columbia Business School.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

GABELLI ETFS TRUST
GABELLI FINANCIAL SERVICES
OPPORTUNITIES ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling
800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and
Co-Chief Investment Officer,
GAMCO Investors, Inc.
Portfolio Manager for Gabelli
Funds, LLC

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer,
InterEx Inc.

Leslie F. Foley
Attorney

Michael J.Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER
AGENT, AND DIVIDEND
DISBURSING AGENT

The Bank of New York
Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Financial Services Opportunities ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABF Q4/2023

GABELLI
FUNDS

GABELLI FINANCIAL SERVICES OPPORTUNITIES ETF

Annual Report
December 31, 2023

Gabelli Growth Innovators ETF

Annual Report — December 31, 2023

Howard F. Ward, CFA
Portfolio Manager

BA, Northwestern University

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return of Gabelli Growth Innovators ETF (the Fund) was 42.2% compared with a total return of 44.6% for the Nasdaq Composite Index. The total return based on the Fund’s Market Price was 42.3%. The Fund’s NAV per share was $21.12, while the price of the publicly traded shares closed at $21.11 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2023.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund’s primary investment objective is to seek to provide capital appreciation.

The Fund will primarily invest in common stocks of companies that are relevant to the Fund’s investment theme of innovation. The Adviser defines “innovation” as the introduction of new technologies, products or services that redefine how businesses operate. The Fund seeks to invest in companies whose prospects for earnings growth remain undervalued. The Fund may also invest in foreign securities by investing in American Depositary Receipts. The Adviser will sell any Fund investments that lose their perceived value when compared with other investment alternatives in the judgment of the portfolio manager. The Adviser uses fundamental security analysis to develop earnings forecasts for companies and to identify investment opportunities. The Adviser bases its analysis on general economic and industry data provided by the U.S. Government, various trade associations and other sources, and published corporate financial data such as annual reports, 10-Ks, and quarterly statements as well as direct interviews with company management. Generally, the Adviser makes investment decisions first by looking at individual companies and then by scrutinizing their growth prospects in relation to their industries and the overall economy. The Adviser seeks to invest in companies with high future earnings potential relative to their current market valuations.

Performance Discussion (Unaudited)

We established new positions in KKR & Co. (0.8% of net assets as of December 31, 2023) and Trane Technologies (1.0%) in 2023. KKR is one of the leading private equity investment firms with over $440 billion in fee earning assets under management. Historically catering to institutional investors, the company is targeting the retail investor to boost growth. The retail investor segment has just begun to access private equity investment vehicles.

Trane Technologies is a leader in heating, ventilation, and air conditioning (HVAC) as well as other climate control products and services. It operated under the Ingersoll-Rand name before a restructuring in 2017. (Ingersoll-Rand’s flow control and compression equipment retained the Ingersoll-Rand name). Air conditioning and filtration systems are benefiting from global warming and global growth. New buildings require state of the art HVAC and air filter technology and older buildings must be retrofitted with new equipment as well. Many buildings lack air conditioning in both developed and developing markets.

We eliminated positions in Airbnb, Danaher, Lattice Semiconductor, Tesla, and Veralto (recently spun off from Danaher). Facing slowing global growth and negative earnings estimate revisions with these holdings, we decided to move funds into other holdings with greater earnings momentum.

Top contributors to the Fund’s performance in 2023 included: NVIDIA Corp. (5.0%); Meta Platforms (7.1%); and Amazon.com Inc. (7.2%). These securities rebounded strongly in 2023 as inflation pressure subsided and earnings growth exceeded expectations driven by technology spending and cost cutting. Artificial intelligence also emerged as a major tailwind for a number of our technology holdings.

2

Some of our weaker performing stocks during the year were: Charles Schwab Corp. (no longer held); Enphase Energy Inc. (no longer held); and Cloudflare Inc. (no longer held).

We appreciate your investment in Gabelli Growth Innovators ETF.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Average Annual Returns through December 31, 2023 (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses.

	1 Year	Since Inception (2/12/21) (a)
Gabelli Growth Innovators ETF (GGRW)
NAV Total Return	42.16%	(5.69)%
Investment Total Return (b)	42.25%	(5.70)%
Nasdaq Composite Index (c)	44.64%	3.02%

(a)	GGRW first issued shares February 12, 2021, and shares commenced trading on the NYSE Arca February 16, 2021.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The Nasdaq Composite Index is an unmanaged indicator of stock market performance. You cannot invest directly in an index.

In the current prospectus of the Gabelli Growth Innovators ETF dated April 29, 2023, the gross expense ratio for the Fund is 0.90%. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold or redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/ funds/etfs for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI GROWTH INNOVATORS
ETF AND NASDAQ COMPOSITE (Unaudited)

Average Annual Total Returns*
	1 Year	Since Inception**
Investment	42.25%	(5.70)%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 2/12/21.

5

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

•	You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
•	The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.
•	These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

6

Gabelli Growth Innovators ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2023, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2023.

Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Growth Innovators ETF
Actual Fund Return
$1,000.00	$1,101.70	0.90%	$4.77
Hypothetical 5% Return
$1,000.00	$1,020.67	0.90%	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2023:

GABELLI GROWTH INNOVATORS ETF

Information Technology - Software and Services	26.3%
Communication Services	18.7%
Consumer Discretionary	17.3%
Health Care	11.2%
Industrials	7.2%
Information Technology - Semiconductors	6.6%
Financials	5.3%
Other Assets and Liabilities (Net)	7.4%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

8

Gabelli Growth Innovators ETF

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS – 92.6%
	Communication Services – 18.7%
948	Alphabet Inc., Cl. C†	$96,832	$133,602
637	Meta Platforms Inc., Cl. A†	112,781	225,472
319	Netflix Inc.†	106,464	155,315
413	Spotify Technology SA†	66,520	77,607
		382,597	591,996

	Consumer Discretionary – 17.3%
1,511	Amazon.com Inc.†	244,850	229,581
14	Booking Holdings Inc.†	44,659	49,661
57	Chipotle Mexican Grill Inc.†	91,158	130,357
60	Costco Wholesale Corp.	30,116	39,605
280	Mobileye Global Inc., Cl. A†	11,881	12,129
1,100	On Holding AG, Cl. A†	33,099	29,667
945	Uber Technologies Inc.†	44,394	58,184
		500,157	549,184

	Financials – 5.3%
300	KKR & Co. Inc.	25,409	24,855
332	Mastercard Inc., Cl. A	119,624	141,601
		145,033	166,456

	Health Care – 11.2%
231	Eli Lilly & Co.	81,882	134,654
155	Intuitive Surgical Inc.†	34,046	52,291
230	UnitedHealth Group Inc.	116,713	121,088
240	Zoetis Inc.	41,373	47,369
		274,014	355,402

	Industrials – 7.2%
890	Carrier Global Corp.	49,442	51,130
600	Eaton Corp. plc	130,901	144,492
130	Trane Technologies plc	27,245	31,707
		207,588	227,329

	Information Technology - Semiconductors – 6.6%
68	ASML Holding NV	30,413	51,471
318	NVIDIA Corp.	49,815	157,480
		80,228	208,951
	Information Technology - Software and Services – 26.3%
239	Adobe Inc.†	115,245	142,587
165	Cadence Design Systems Inc.†	37,709	44,941
588	CrowdStrike Holdings Inc., Cl. A†	86,048	150,128
83	Intuit Inc.	33,063	51,878
391	Microsoft Corp.	93,000	147,032
495	Palo Alto Networks Inc.†	103,693	145,966
Shares		Cost	Market Value
215	ServiceNow Inc.†	$90,328	$151,895
		559,086	834,427

	TOTAL INVESTMENTS — 92.6%	$2,148,703	2,933,745
	Other Assets and Liabilities (Net) — 7.4%		234,008
	NET ASSETS — 100.0%		$3,167,753

†	Non-income producing security.

See accompanying notes to financial statements.

9

Gabelli Growth Innovators ETF

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments at value (cost $2,148,703)	$2,933,745
Cash	235,315
Dividends receivable	1,069
Total Assets	3,170,129
Liabilities:
Payable for investment advisory fees	2,376
Total Liabilities	2,376
Net Assets	$3,167,753
Net Assets Consist of:
Paid-in capital	$3,671,965
Total accumulated loss	(504,212)
Net Assets	$3,167,753
Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	150,000
Net Asset Value per share:	$21.12

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $137)	$9,217
Total Investment Income	9,217
Expenses:
Investment advisory fees	23,294
Total Expenses	23,294
Net Investment Loss	(14,077)
Net Realized and Unrealized Gain/(Loss) on Investments	(335,046)
Net realized loss on investments	(335,046)
Net change in unrealized appreciation on investments	1,253,831
Net Realized and Unrealized Gain on Investments	918,785
Net Increase in Net Assets Resulting from Operations	$904,708

See accompanying notes to financial statements.

10

Gabelli Growth Innovators ETF

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
	2023	2022
Operations:
Net investment loss	$(14,077)	$(16,340)
Net realized loss on investments	(335,046)	(755,965)
Net realized loss on redemptions in-kind	—	(7,971)
Net change in unrealized appreciation/(depreciation) on investments	1,253,831	(989,442)
Net Increase/(Decrease) in Net Assets Resulting from Operations	904,708	(1,769,718)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares	183,240	—
Cost of shares redeemed (See Note 6)	—	(252,080)
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	183,240	(252,080)
Net Increase/(Decrease) in Net Assets	1,087,948	(2,021,798)

Net Assets:
Beginning of year	2,079,805	4,101,603
End of year	$3,167,753	$2,079,805

Changes in Shares Outstanding:
Shares outstanding, beginning of year	140,000	155,000
Shares sold	10,000	—
Shares redeemed	—	(15,000)
Shares outstanding, end of year	150,000	140,000

See accompanying notes to financial statements.

11

Gabelli Growth Innovators ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2023	2022	2021 (a)
Operating Performance:
Net Asset Value, Beginning of Period	$14.86	$26.46	$25.00
Net Investment Loss(b)	(0.10)	(0.11)	(0.15)
Net Realized and Unrealized Gain/(Loss) on Investments	6.36	(11.49)	1.61
Total from Investment Operations	6.26	(11.60)	1.46
Net Asset Value, End of Period	$21.12	$14.86	$26.46
NAV total return†	42.16%	(43.86)%	5.84%
Market price, End of Period	$21.11	$14.84	$26.47
Investment total return††	42.25%	(43.94)%	5.88%
Net Assets, End of Period (in 000’s)	$3,168	$2,080	$4,102
Ratio to average net assets of:
Net Investment Loss	(0.54)%	(0.59)%	(0.68	)%(c)
Operating Expenses	0.90%	0.90%	0.90	%(c)
Portfolio Turnover Rate	87%	77%	56%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized. Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates.
††	Based on market price per share. Total return for a period of less than one year is not annualized.
(a)	The Fund commenced investment operations on February 16, 2021.
(b)	Per share data are calculated using the average shares outstanding method.
(c)	Annualized.

See accompanying notes to financial statements.

12

Gabelli Growth Innovators ETF

Notes to Financial Statements

1.  Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Growth Innovators ETF (the Fund) commenced investment operations on February 16, 2021. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to seek to provide capital appreciation.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

13

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1	Total Market Value
INVESTMENTS IN SECURITIES:	Quoted Prices	at 12/31/23
ASSETS (Market Value):
Common Stocks (a)	$2,933,745	$2,933,745
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$2,933,745	$2,933,745

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 2 or Level 3 investments held at December 31, 2023 or December 31, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

14

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to net operating loss. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to decrease paid-in capital by $14,077, with an offsetting adjustment to total accumulated loss.

The Fund did not have distributions for the year ended December 31, 2023 or 2022.

Provision for Income Taxes. The Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,285,575)
Unrealized appreciation on investments	781,363
Total accumulated earnings	$(504,212)

At December 31, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$834,705
Long term capital loss carryforward with no expiration	450,870
Total Capital Loss Carryforward	$1,285,575

At December 31, 2023, the temporary difference between book basis and tax basis unrealized appreciation/depreciation on investments were primarily due to deferral of losses from wash sales for tax purposes.

15

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

The following summarizes the tax cost on investments and the net unrealized appreciation at December 31, 2023:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$2,152,382	$804,170	$(22,807)	$781,363

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3.  Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investments of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

4.  Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $2,126,759 and $2,174,521, respectively.

5.  Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

16

Gabelli Growth Innovators ETF

Notes to Financial Statements (Continued)

6.  Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $924 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

7.  Significant Shareholder. As of December 31, 2023 approximately 68.14% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Gabelli Growth Innovators ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Growth Innovators ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Growth Innovators ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period February 16, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period February 16, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

18

Gabelli Growth Innovators ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Growth Innovators ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Growth Innovators ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[5]:
Christopher J. Marangi Trustee 1974	Since 2021	6	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—
Agnes Mullady Trustee 1958	Since 2021	14	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/Teton Funds (2006 - 2019)	—
INDEPENDENT TRUSTEES[6]:
John Birch Trustee 1950	Since 2021	10	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—
Anthony S. Colavita[7] Trustee 1961	Since 2021	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—
Michael J. Ferrantino[7] Trustee 1971	Since 2021	7	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

Gabelli Growth Innovators ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Leslie F. Foley[7] Trustee 1968	Since 2021	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—
Michael J. Melarkey Trustee 1949	Since 2021	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza[7,8] Trustee 1945	Since 2021	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

Gabelli Growth Innovators ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2021	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary & Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Zizza is an independent director of Gabelli International Ltd., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

Gabelli Growth Innovators ETF

Board Consideration and Re-Approval of Investment Advisory Agreements

In determining whether to approve the continuance of the Investment Advisory Agreement (the Agreement), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 23, 2023:

1) The nature, extent and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for the Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund who are affiliated with the Adviser. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, and that the quality of services provided by the Adviser, either directly or through BNY, over the past year was high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to the Performance Peer Group comprised of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one year average annual total return for the period ended June 30, 2023. The peer group considered by the Board Members (the Performance Peer Group) was developed by the Adviser and was comprised of other comparable funds. In reviewing the performance of the Fund against the Performance Peer group, the Board Members noted that the Fund’s performance was below the median for the one year period. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

Gabelli Growth Innovators ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from their relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative peer group developed by the Adviser and comprised of other funds (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the total expense ratio for the Fund was lower than the median, when compared with its Expense Peer Groups.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser were higher and, in other cases lower, than the fees charged to the Fund. In evaluating this information, the Board considered the difference in services provided by the Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2022. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund’s analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that, under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there was to be significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

Gabelli Growth Innovators ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC that is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

GABELLI GROWTH INNOVATORS ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

GABELLI ETFS TRUST
GABELLI GROWTH INNOVATORS ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and Co-Chief Investment Officer, GAMCO Investors, Inc.
Portfolio Manager for Gabelli Funds, LLC

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer,
InterEx Inc.

Leslie F. Foley
Attorney

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Growth Innovators ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GGRW Q4/2023

GABELLI
FUNDS

GABELLI GROWTH INNOVATORS ETF

Annual Report
December 31, 2023

Gabelli Love Our Planet & People ETF

Annual Report — December 31, 2023

(Y)our Portfolio Management Team

Christopher J. Marangi	Timothy M. Winter, CFA	Melody Prenner Bryant
Co-Chief Investment Officer	Portfolio Manager	Portfolio Manager
BA, Williams College	BA, Rollins College	BA, Binghamton University
MBA, Columbia Business School	MBA, University of
Notre Dame

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return of Gabelli Love Our Planet & People ETF (the Fund) was 4.9% compared with a total return of 26.3% for the Standard & Poor’s (S&P) 500 Index. The total return based on the Fund’s Market Price was 4.8% The Fund’s NAV per share was $25.21, while the price of the publicly traded shares closed at $25.19 on the New York Stock Exchange (NYSE) Arca. See page 4 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2023.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in U.S. exchange-listed common and preferred stocks of companies that meet the Fund’s guidelines for sustainability at the time of investment. The Fund may also invest in foreign securities by investing in American Depositary Receipts. Under normal market conditions, the Fund invests its assets in stocks that are listed on a national securities exchange or similar market, such as the National Market System of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Fund focuses on investments in companies whose securities are trading at a material discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay for a company.

Sustainability Criteria. The Fund combines a differentiated, value oriented investment philosophy with consideration of certain factors used to deliver returns in a manner that promotes environmental sustainability. In determining the sustainability factors of a particular company, the investment team looks for companies that, among other actions, have initiated programs to reduce the carbon footprint and/or waste profile of their products, services or operations or that produce goods or services that promote attributes such as energy and water conservation, recycling, the reduction of greenhouse gases and harmful chemicals and sustainable agriculture and clean-label food.

The Fund relies primarily on proprietary research conducted by the Adviser to reach a judgment on the sustainability of each investment candidate but may also employ third-party data services. Pursuant to the guidelines, the Fund will not invest in publicly traded fossil fuel (coal, oil, and gas) companies.

Performance Discussion (Unaudited)

The passage of the Inflation Reduction Act in 2022 directed nearly $400 billion in spending and tax credits to support clean electricity and transmission, clean transportation, and water management – all areas targeted by Love Our Planet & People (“LOPP”). While funding of these initiatives and the resulting earnings benefits will be realized over many years, the market has begun sorting winners and losers. Of course, an increase in the secular momentum behind sustainability was not the only nor even the primary factor driving first quarter returns as the market dealt with an increasing probability of recession and volatility in interest rates and commodity prices.

Sustainability remained a focus in the second quarter as the world contended with extreme weather events. As consumer adoption of electric vehicles increases, it must be preceded by spending to support the electric grid and charging infrastructure. These areas, along with waste and carbon reduction and water quality, remain key long term focuses for LOPP. In the shorter term, we continue to navigate broader economic issues, including rising rates and slowing economic growth.

Economic realities collided with good intentions during the third quarter as a spike in interest rates made infrastructure projects aimed at energy efficiency and carbon reduction significantly more expensive. To add insult to injury, the world had just endured the hottest summer since records began in 1880. Ultimately, changing weather should support a constructive investment climate, supported by legislation such as the Inflation Reduction Act, but volatility will be high as we reset to a higher rate environment.

The fourth quarter was a disappointing one for sustainability-focused funds including LOPP as many renewable energy projects became uneconomic, negatively impacting our utility holdings. At the same time, cyclical softness in crop prices hurt our precision farming investments. Although enthusiasm for sustainable investing has waned – and many are wary of a potential change in leadership - the funds for infrastructure

 2

improvement and the need to address increasingly extreme climate conditions are both in place. Securities prices today are at a far more reasonable starting point, which could lead to better results.

Top contributors to the Fund’s performance in 2023 included: Hubbell Incorporated (5.4% of net assets as of December 31, 2023); Gibraltar Industries, Inc. (3.3%); and Mirion Technologies, Inc. (3.2%).

Some of our weaker performing stocks during the year were: Enviva Inc. (no longer held); NextEra Energy Partners LP (3.9%); and Valmont Industries, Inc. (3.3%).

We appreciate your investment in the Gabelli Love Our Planet & People ETF.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

 3

Gabelli Love Our Planet & People ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2023, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2023.

	Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Love Our Planet & People ETF
Actual Fund Return
	$1,000.00	$977.20	0.00%	$0.00
Hypothetical 5% Return
	$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

 4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2023:

GABELLI LOVE OUR PLANET & PEOPLE ETF

Equipment and Supplies	15.0%
Energy and Utilities	11.3%
Environmental Services	11.1%
Machinery	8.7%
Building and Construction	7.7%
Electronics	6.6%
Financial Services	6.1%
U.S. Government Obligations	5.6%
Automotive Parts and Accessories	5.2%
Metals and Mining	4.4%
Specialty Chemicals	4.4%
Real Estate Investment Trust	4.3%
Health Care	2.6%
Diversified Industrial	2.0%
Business Services	1.9%
General Industrial Machinery & Equipment	1.8%
Banking	1.3%
Technology Services	1.1%
Consumer Products	0.8%
Other Assets and Liabilities (Net)	(1.9)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

 5

Gabelli Love Our Planet & People ETF

Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS – 96.3%
	Automotive Parts and Accessories – 5.2%
7,750	Blue Bird Corp.†	$153,126	$208,940
1,355	Cummins Inc.	314,163	324,617
4,740	Dana Inc.	85,443	69,252
		552,732	602,809

	Banking – 1.3%
16,240	Banco Bilbao Vizcaya
	Argentaria SA, ADR	88,046	147,946

	Building and Construction – 7.7%
1,700	Arcosa Inc.	118,982	140,488
1,330	Carrier Global Corp.	56,302	76,408
4,780	Gibraltar Industries Inc.†	233,304	377,524
5,140	Johnson Controls International plc	275,703	296,270
		684,291	890,690

	Business Services – 1.9%
12,000	Resideo Technologies Inc.†	248,278	225,840

	Consumer Products – 0.8%
1,895	Unilever plc, ADR	99,789	91,870

	Diversified Industrial – 2.0%
3,905	AZZ Inc.	165,914	226,841

	Electronics – 6.6%
20,000	ChargePoint Holdings Inc.†	115,110	46,800
11,500	Flex Ltd.†	198,485	350,290
36,040	Mirion Technologies Inc.†	307,206	369,410
		620,801	766,500

	Energy and Utilities – 11.3%
3,000	American Water Works Co. Inc.	438,513	395,970
3,500	Avangrid Inc.	143,667	113,435
4,500	Brookfield Renewable Corp., Cl. A	157,904	129,555
1,895	Net Power Inc.†	19,650	19,140
1,235	NextEra Energy Inc.	91,435	75,014
15,000	NextEra Energy Partners LP	641,270	456,150
1,928	Xcel Energy Inc.	127,224	119,362
		1,619,663	1,308,626

	Environmental Services – 11.1%
22,000	Ardagh Metal Packaging SA	78,660	84,480
6,300	Darling Ingredients Inc.†	400,627	313,992
2,486	Republic Services Inc.	260,381	409,966
Shares		Cost	Market Value
3,250	Waste Connections Inc.	$346,807	$485,128
		1,086,475	1,293,566

	Equipment and Supplies – 15.0%
3,130	Crown Holdings Inc.	271,113	288,242
1,900	Hubbell Inc.	328,146	624,967
615	Littelfuse Inc.	164,066	164,549
410	Preformed Line Products Co.	39,427	54,883
2,770	The Timken Co.	204,422	222,015
1,630	Valmont Industries Inc.	394,234	380,621
		1,401,408	1,735,277

	Financial Services – 6.1%
4,948	Franklin Resources Inc.	142,493	147,401
5,860	ING Groep NV, ADR	53,475	88,017
1,080	S&P Global Inc.	395,773	475,762
		591,741	711,180

	General Industrial Machinery & Equipment – 1.8%
5,700	Matthews International Corp., Cl. A	243,912	208,905

	Health Care – 2.6%
575	BioMarin Pharmaceutical Inc.†	45,361	55,441
2,570	Bristol-Myers Squibb Co.	160,203	131,867
2,100	Royalty Pharma plc, Cl. A	73,233	58,989
151	Vertex Pharmaceuticals Inc.†	33,923	61,440
		312,720	307,737

	Machinery – 8.7%
18,940	CNH Industrial NV	228,218	230,689
735	Deere & Co.	245,508	293,905
4,270	Xylem Inc.	327,164	488,317
		800,890	1,012,911

	Metals and Mining – 4.4%
3,555	Cameco Corp.	107,121	153,221
3,795	Freeport-McMoRan Inc.	146,103	161,553
11,000	Livent Corp.†	235,216	197,780
		488,440	512,554

	Real Estate Investment Trust – 4.3%
14,225	Weyerhaeuser Co.	504,336	494,603

	Specialty Chemicals – 4.4%
1,080	Air Products and Chemicals Inc.	273,529	295,704

See accompanying notes to financial statements.

 6

Gabelli Love Our Planet & People ETF

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
1,610	Rogers Corp.†	$222,570	$212,633
		496,099	508,337

	Technology Services – 1.1%
900	Alphabet Inc., Cl. C†	83,926	126,837

	TOTAL COMMON STOCKS	10,089,461	11,173,029

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS – 5.6%
$650,000	U.S. Treasury Bills,
	5.14% to 5.15%††, 02/22/24 to 03/14/24	643,884	644,053

	TOTAL INVESTMENTS — 101.9%	$10,733,345	11,817,082

	Other Assets and Liabilities (Net) — (1.9)%		(218,944)
	NET ASSETS — 100.0%		$11,598,138

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR       American Depositary Receipt

See accompanying notes to financial statements.

 7

Gabelli Love Our Planet & People ETF

Statement of Assets and Liabilities
December 31, 2023

Assets:
Investments at value (cost $10,733,345)	$11,817,082
Cash	26,051
Dividends receivable	9,976
Foreign tax reclaims receivable	3,089
Total Assets	11,856,198
Liabilities:
Distributions payable	258,060
Total Liabilities	258,060
Net Assets	$11,598,138

Net Assets Consist of:
Paid-in capital	$12,215,564
Total accumulated loss	(617,426)
Net Assets	$11,598,138

Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	460,000
Net Asset Value per share	$25.21

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $8,868)	$204,970
Interest	43,420
Total Investment Income	248,390
Expenses:
Investment advisory fees	108,622
Total Expenses	108,622
Less:
Expenses waived by Adviser (See Note 3).	(108,622)
Net Expenses	—
Net Investment Income	248,390
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(1,009,465)
Net realized gain on redemptions in-kind	146,643
Net change in unrealized appreciation on investments	1,100,138
Net Realized and Unrealized Gain on Investments	237,316
Net Increase in Net Assets Resulting from Operations	$485,706

See accompanying notes to financial statements.

8

Gabelli Love Our Planet & People ETF

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations:
Net investment income	$248,390	$259,019
Net realized loss on investments	(1,009,465)	(740,098)
Net realized gain on redemptions in-kind	146,643	—
Net change in unrealized appreciation/(depreciation) on investments	1,100,138	(1,420,760)
Net Increase/(Decrease) in Net Assets Resulting from Operations	485,706	(1,901,839)

Distributions to Shareholders:
Accumulated earnings	(227,980)	(234,171)
Return of capital	(30,080)	(17,336)
Total Distributions to Shareholders	(258,060)	(251,507)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares (See Note 6)	—	3,319,195
Cost of shares redeemed	(1,165,597)	—
Net Increase/(Decrease) in Net Assets from Shares of Beneficial Interest Transactions	(1,165,597)	3,319,195
Net Increase/(Decrease) in Net Assets	(937,951)	1,165,849

Net Assets:
Beginning of year	12,536,089	11,370,240
End of year	$11,598,138	$12,536,089

Changes in Shares Outstanding:
Shares outstanding, beginning of year	510,000	385,000
Shares sold	—	125,000
Shares redeemed	(50,000)	—
Shares outstanding, end of year	460,000	510,000

See accompanying notes to financial statements.

9

Gabelli Love Our Planet & People ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Year Ended December 31, 2023	Year Ended December 31, 2022	Period Ended December 31, 2021(a)
Operating Performance:
Net Asset Value, Beginning of Period	$24.58	$29.53	$25.00
Net Investment Income(b)	0.51	0.53	0.39
Net Realized and Unrealized Gain/(Loss) on Investments	0.68	(4.99)	4.51
Total from Investment Operations	1.19	(4.46)	4.90

Distributions to Shareholders:
Net Investment Income	(0.50)	(0.46)	(0.37)
Return of Capital	(0.06)	(0.03)	—
Total Distributions	(0.56)	(0.49)	(0.37)
Net Asset Value, End of Period	$25.21	$24.58	$29.53
NAV total return†	4.85%	(15.08)%	19.62%
Market price, End of Period	$25.19	$24.58	$29.51
Investment total return††	4.75%	(15.02)%	19.52%
Net Assets, End of Period (in 000’s)	$11,598	$12,536	$11,370
Ratio to average net assets of:
Net Investment Income	2.06%	2.08%	1.51	%(c)
Operating Expenses Before Waiver	0.90%	0.90%	0.90	%(c)
Operating Expenses Net of Waiver	0.00%	0.00%	0.00	%(c)
Portfolio Turnover Rate	24%	19%	13%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized. Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates.

††	Based on market price per share. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on February 1, 2021.

(b)	Per share data are calculated using the average shares outstanding method.

(c)	Annualized.

See accompanying notes to financial statements.

10

Gabelli Love Our Planet & People ETF

Notes to Financial Statements

1.  Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Love Our Planet & People ETF (the Fund) commenced investment operations on February 1, 2021. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to provide capital appreciation.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

11

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1	Level 2 Significant	Total Market Value
INVESTMENTS IN SECURITIES:	Quoted Prices	Observable Inputs	at 12/31/23
ASSETS (Market Value):
Common Stocks (a)	$11,173,029	—	$11,173,029
U.S. Government Obligations	—	$644,053	644,053
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$11,173,029	$644,053	$11,817,082

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

There were no Level 3 investments held at December 31, 2023 or December 31, 2022. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

12

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the reversal of redemption-in-kind loss and adjustments on Real Estate Investment Trusts. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to increase paid-in capital by $132,336, with an offsetting adjustment to total accumulated loss.

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 was as follows:

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Distributions paid from:
Ordinary income	$227,980	$234,171
Return of capital	30,080	17,336
Total distributions paid	$258,060	$251,507

Provision for Income Taxes. The Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,667,251)
Unrealized appreciation on investments	1,049,825
Total accumulated earnings	$(617,426)

13

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

At December 31, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$322,693
Long term capital loss carryforward with no expiration	1,344,558
Total Capital Loss Carryforward	$1,667,251

At December 31, 2023, the temporary difference between book basis and tax basis net unrealized appreciation on investments were primarily due to adjustments in investments which are not Real Estate Investment Trusts and deferral of losses from wash sales for tax purposes.

The following summarizes the tax cost on investments and the net unrealized appreciation at December 31, 2023:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$10,767,257	$1,885,030	$(835,205)	$1,049,825

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3. Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investment of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $100 million in net assets (the Fee Waiver). The Fee Waiver will continue until at least April 30, 2024, and shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the year ended December 31, 2023, the Adviser waived expenses in the amount of $108,622.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $3,107,507 and $2,671,795, respectively.

14

Gabelli Love Our Planet & People ETF

Notes to Financial Statements (Continued)

5.  Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6. Redemptions-in-kind. When considered to be in the best interest of all shareholders, the Fund may distribute portfolio securities as payment for redemptions of Fund shares (redemptions-in-kind). Gains and losses realized on redemptions-in-kind are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2023, the Fund realized net gain of $146,643 on $1,165,597 of redemptions-in-kind, including cash of $84,651.

7. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $6,979 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

8.  Significant Shareholder. As of December 31, 2023, the Fund’s Adviser and its affiliates beneficially owned 85.5% of the voting securities of the Fund, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

9.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

15

Gabelli Love Our Planet & People ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Love Our Planet & People ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Love Our Planet & People ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period February 1, 2021 (commencement of operations) through December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the two years in the period ended December 31, 2023 and for the period February 1, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

16

Gabelli Love Our Planet & People ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Love Our Planet & People ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Love Our Planet & People ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[5]:
Christopher J. Marangi Trustee 1974	Since 2021	6	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—
Agnes Mullady Trustee 1958	Since 2021	14	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—
INDEPENDENT TRUSTEES[6]:
John Birch Trustee 1950	Since 2021	10	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—
Anthony S. Colavita[7] Trustee 1961	Since 2021	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—
Michael J. Ferrantino[7] Trustee 1971	Since 2021	7	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

18

Gabelli Love Our Planet & People ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
Leslie F. Foley[7] Trustee 1968	Since 2021	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—
Michael J. Melarkey Trustee 1949	Since 2021	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Salvatore J. Zizza[8] Trustee 1945	Since 2021	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

19

Gabelli Love Our Planet & People ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2021	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017
Peter Goldstein Secretary & Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.

[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.

[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.

[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., and Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

20

Gabelli Love Our Planet & People ETF

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the year ended December 31, 2023, the Fund paid distributions to shareholders totaling $0.56, comprised of ordinary income of $0.50 and return of capital of $0.06 per share. For the year ended December 31, 2023, 59.54% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 78.98% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Love Our Planet & People ETF

Board Consideration and Re-Approval of Investment Advisory Agreements

In determining whether to approve the continuance of the Investment Advisory Agreement (the Agreement), the Board, including a majority of the Trustees who have no direct or indirect interest in the Agreements and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), considered the following information at a meeting on August 23, 2023:

1) The nature, extent and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services including, for the Fund, monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulations. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services under the Fund’s Rule 38a-1 compliance program.

The Board also considered that the Adviser paid for all compensation of officers and Board Members of the Fund who are affiliated with the Adviser. The Board evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY, to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, and that the quality of services provided by the Adviser, either directly or through BNY, over the past year was high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Agreements, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2) The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to the Performance Peer Group comprised of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one year average annual total return for the period ended June 30, 2023. The peer group considered by the Board Members (the Performance Peer Group) was developed by the Adviser and was comprised of other comparable funds. In reviewing the performance of the Fund against the Performance Peer group, the Board Members noted that the Fund’s performance was above the median for the one year period. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

22

Gabelli Love Our Planet & People ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3) The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from their relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative peer group developed by the Adviser and comprised of other funds (Expense Peer Group). The Board also considered comparative non-advisory fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the advisory fees after waivers and/or reimbursements. The Board noted that the total expense ratio for the Fund was lower than the median, when compared with its Expense Peer Groups.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other RICs with similar investment objectives and to separate accounts, noting that in some cases the fees charged by the Adviser were higher and, in other cases lower, than the fees charged to the Fund. In evaluating this information, the Board considered the difference in services provided by the Adviser to these other accounts. In particular, the Board considered the differences in risks involved in managing separate accounts and the Funds from a compliance and regulatory perspective.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2022. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund’s analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4) The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board concluded that, under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there was to be significant asset growth, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

23

Gabelli Love Our Planet & People ETF

Board Consideration and Re-Approval of Investment Advisory Agreements {Continued}

5) Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

24

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC that is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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GABELLI LOVE OUR PLANET & PEOPLE ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher J. Marangi has been primarily responsible for the day to day management of the Love Our Planet & People ETF since inception. Mr. Marangi joined GBL in 2003 and currently serves as a Managing Director and Co-Chief Investment Officer of its Value Team. Mr. Marangi is a portfolio manager of the Adviser, managing several funds within the Gabelli Fund Complex, and GAMCO, on its institutional and high net worth accounts team. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Timothy M. Winter, CFA, has been the portfolio manager of the Love Our Planet & People ETF since inception. Mr. Winter joined Gabelli & Company in April of 2009 and covers the utility industry. He has over 20 years’ experience as an equity research analyst covering this industry, including the years 1992-2007 at AG Edwards where he received industry recognition as a 3 time Wall Street Journal All-Star and was a senior member of the Institutional Investor (I.I.) #1 ranked Electric Utility Team for the years 2001, 2002, 2003, 2004 and 2005. He was most recently recognized in the 2017 Thomson Reuters US Analyst Awards as a “Top Stock Picker” in the gas utility industry. Mr. Winter received his BA in Economics from Rollins College and MBA in Finance from Notre Dame. Mr. Winter is also a portfolio manager of several funds in the Gabelli Fund Complex.

Melody Prenner Bryant joined GAMCO Investors, Inc. in September 2018 and has been jointly responsible for the day to day investment management of the Love Our Planet & People ETF since inception. She has almost thirty years of experience as a portfolio manager. Most recently, Ms. Prenner Bryant was a Managing Director and Chief Investment Officer for Trevor, Stewart, Burton & Jacobsen Inc., a New York based registered investment adviser, and has held senior and portfolio management positions at Neuberger Berman, LLC, John A. Levin & Co., and Kempner Asset Management. Ms. Prenner Bryant received her BA from Binghamton University. Ms. Prenner Bryant is also a portfolio manager of several funds in the Gabelli Fund Complex.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

Gabelli Commercial Aerospace and Defense ETF

Annual Report — December 31, 2023

Tony Bancroft
Portfolio Manager

BS, United States Naval Academy
MBA, Columbia Business School

To Our Shareholders,

For the period ended December 31, 2023, the net asset value (NAV) total return of Gabelli Commercial Aerospace and Defense ETF (the Fund) was 14.1% compared with a total return of 26.8% for the Standard & Poor’s (S&P) 500 Index. The total return based on the Fund’s market price was 14.3% The Fund’s NAV per share was $28.27, while the price of the publicly traded shares closed at $28.31 on the New York Stock Exchange (NYSE) Arca.

Enclosed are the financial statements, including the schedule of investments, for the Fund’s annual report as of December 31, 2023.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gabelli.com/funds/etfs, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Investment Objective and Strategy (Unaudited)

The Fund’s investment objective is to seek a high level of total return on its assets with an emphasis on income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities including securities in the aerospace and defense sectors. Aerospace companies include manufacturers, assemblers, and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment, and weapons.

The Fund defines an “aerospace and defense” company as a company that derives at least 50% of its revenues from, or devotes 50% of its assets to, aerospace and/or defense related activities, or has an identified business line that derives at least 50% of its revenues from, or devotes 50% of its assets to, aerospace and/or defense related activities. Income producing equity securities include U.S. exchange-listed common stock and preferred stock. The Fund may also invest in foreign securities by investing in American Depositary Receipts. In making stock selections, the Adviser looks for securities that have a better yield than the average of the S&P 500 Index, as well as capital gains potential. In selecting investments for the Fund, the Adviser focuses on issuers that:

● have strong free cash flow and pay regular dividends;

● have potential for long term earnings per share growth;

● may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business; and

● will benefit from sustainable long term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock of selected companies offers opportunities for capital appreciation as well as periodic income and may invest a portion of the Fund’s assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock will trade more like a common stock than like a fixed income security and may result in above average appreciation if performance improves. This leads to the possibility of capital appreciation if the price of the common stock recovers.

Performance Discussion (Unaudited)

Commercial Original Equipment Manufacturer Production/Deliveries

We remain optimistic about the current and long term prospects of the commercial aerospace market. Both Boeing (5.9% of net assets as of December 31, 2023) and Airbus (no longer held) maintain backlogs of 5,914 and 8,011 aircraft, respectively. Thus, the focus is on execution and delivering planes to customers on time while maintaining a high standard for quality manufacturing.

Continued Aftermarket Strength

Air travel continues to recover from the pandemic, which is evidenced by domestic Revenue Passenger Kilometers (“RPK”) exceeding the 2019 high water mark. RPKs are highly correlated to aftermarket activity.

2

Chinese Upside

There remains additional upside in the Chinese commercial aerospace market. Recently, three important headlines were released regarding Boeing and China. First, Boeing announced all one hundred 737MAX aircraft in China have resumed flying. Secondly, Boeing made its first delivery, a 787 Dreamliner, in China in 2019. Additionally, Boeing delivered eight 777 freighters through November. This is a large breakthrough for Boeing’s relationship with China, which the 737MAX crashes and political tensions had negatively impacted. Third, the Civil Aviation Administration of China issued a positive statement that Boeing was encouraged to continue development in the Chinese market.

Defense Outlook

In 2023, U.S. defense spending grew from $822bn to $860bn, or 4%. Furthermore, NATO members, excluding the United States, spent $404bn in 2023, which is a 13.4% increase from the $356bn in 2022. Given the developing global risks, the elevated international defense-spending environment should persist. An area of key growth as it relates to defense procurement is within missiles and missile defense. As a result, we think companies with exposure to this market, such as L3Harris Technologies (3.7%), are set to experience growth in excess of NATO defense spending.

Top contributors to the Fund’s performance in 2023 included: Moog Inc. (6.1%); Crane Co. (3.7%); and The Boeing Co. (5.9%).

Some of our weaker performing stocks during the year were: RTX Corp. (no longer held); Northrop Grumman Corp. (no longer held); and Albany International Corp. (no longer held).

We appreciate your investment in Gabelli Commercial Aerospace and Defense ETF.

Thank you for your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio manager and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

3

Comparative Results

Cumulative Returns through December 31, 2023

Total returns and cumulative returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Performance returns for periods of less than one year are not annualized.

Since Inception (1/3/23) (a)
Gabelli Commercial Aerospace and Defense ETF (GCAD)
NAV Total Return	14.14%
Investment Total Return (b)	14.31
S&P 500 Index (c)	26.79

(a)	GCAD first issued shares January 3, 2023, and shares commenced trading on the NYSE Arca January 4, 2023.

(b)	Investment total returns are based on the closing market price on the NYSE Arca at the end of the period.

(c)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.

In the current prospectus of the Gabelli Commercial Aerospace and Defense ETF dated April 28, 2023, the gross expense ratio for the Fund is 0.90%. The net expense ratio for the Fund after contractual expense waiver by Gabelli Funds, LLC (the Adviser) was 0.00%. The waiver is in effect through April 30, 2024. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com/funds/etfs.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold or redeemed they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com/funds/etfs for performance information as of the most recent month end.

4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN GABELLI COMMERCIAL
AEROSPACE AND DEFENSE ETF AND S&P 500 INDEX (Unaudited)

Cumulative Returns*
Since Inception**
Investment	14.31%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption/sale of Fund shares.

** Since Fund’s inception on 1/3/23.

5

Discount & Premium Information

Information regarding how often shares of the Fund traded on the New York Stock Exchange Arca at a price above, i.e., at a premium, or below, i.e., at a discount, the NAV can be found at www.gabelli.com/funds/etfs.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.gabelli.com/funds/etfs.

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared with other ETFs because it provides less information to traders.

These additional risks may be even greater in bad or uncertain market conditions.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Active Shares prospectus/registration statement.

6

Gabelli Commercial Aerospace and Defense ETF

Disclosure of Fund Expenses (Unaudited)

For the Six Months Period from July 1, 2023 through December 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All funds have operating expenses. As a shareholder of a fund, you incur two types of costs, transaction costs, which include brokerage commissions on purchases and sales of fund shares, and ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months ended December 31, 2023, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the period ended December 31, 2023.

Beginning Account Value 07/01/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period*
Gabelli Commercial Aerospace and Defense ETF
Actual Fund Return
$1,000.00	$1,104.40	0.00%	$0.00
Hypothetical 5% Return
$1,000.00	$1,025.21	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

7

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2023:

GABELLI COMMERCIAL AEROSPACE AND DEFENSE ETF

Aerospace and Defense	51.7%
Aviation: Parts and Services	20.3%
Other Assets and Liabilities (Net)	28.0%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

8

Gabelli Commercial Aerospace and Defense ETF

Schedule of Investments — December 31, 2023

			Market
Shares		Cost	Value
	COMMON STOCKS – 72.0%
	Aerospace and Defense – 51.7%
2,527	Cadre Holdings Inc.	$55,015	$83,113
1,370	Crane Co.	97,520	161,852
200	Elbit Systems Ltd.	34,668	42,650
350	General Dynamics Corp.	83,296	90,884
900	HEICO Corp.	146,205	160,983
2,230	Hexcel Corp.	146,078	164,462
2,380	Howmet Aerospace Inc.	94,527	128,806
6,500	Kaman Corp.	159,474	155,675
2,800	Kratos Defense & Security Solutions Inc.†	33,033	56,812
780	L3Harris Technologies Inc.	163,104	164,284
1,080	Leidos Holdings Inc.	107,855	116,899
2,500	Leonardo DRS Inc.†	32,059	50,100
2,369	Mynaric Agnamens Aktien O N, ADR†	9,404	13,740
3,800	Park Aerospace Corp.	48,985	55,860
10,473	Redwire Corp.†	23,861	29,848
7,400	Spirit AeroSystems Holdings Inc., Cl. A†	239,507	235,172
			Market
Shares		Cost	Value
17,320	Terran Orbital Corp.†	$28,697	$19,745
2,130	Textron Inc.	157,566	171,295
1,000	The Boeing Co.†	204,784	260,660
6,300	Triumph Group Inc.†	70,347	104,454
		1,935,985	2,267,294

	Aviation: Parts and Services – 20.3%
540	AAR Corp.†	25,597	33,696
2,200	Astronics Corp.†	27,240	38,324
790	Curtiss-Wright Corp.	128,521	176,004
3,980	Ducommun Inc.†	211,595	207,199
1,850	Moog Inc., Cl. A	171,797	267,843
1,220	Woodward Inc.	124,124	166,078
		688,874	889,144

	TOTAL INVESTMENTS — 72.0%	$2,624,859	3,156,438
	Other Assets and Liabilities (Net) — 28.0%		1,225,372
	NET ASSETS — 100.0%		$4,381,810

†	Non-income producing security.

ADR    American Depositary Receipt

See accompanying notes to financial statements.

9

Gabelli Commercial Aerospace and Defense ETF

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments at value (cost $2,624,859)	$3,156,438
Cash	1,264,969
Dividends receivable	1,786
Total Assets	4,423,193
Liabilities:
Distributions payable	41,383
Total Liabilities	41,383
Net Assets	$4,381,810

Net Assets Consist of:
Paid-in capital	$3,891,376
Total accumulated earnings	490,434
Net Assets	$4,381,810

Shares of Beneficial Interest issued and outstanding, no par value; unlimited number of shares authorized:	155,000
Net Asset Value per share:	$28.27

Statement of Operations

For the Period Ended December 31, 2023*

Investment Income:
Dividends (net of foreign withholding taxes of $34)	$41,407
Total Investment Income	41,407
Expenses:
Investment advisory fees	33,477
Total Expenses	33,477
Less:
Expenses waived by Adviser (See Note 3)	(33,477)
Net Expenses	—
Net Investment Income	41,407
Net Realized and Unrealized Gain/(Loss) on Investments
Net realized loss on investments	(41,170)
Net change in unrealized appreciation on investments	531,580
Net Realized and Unrealized Gain on Investments	490,410
Net Increase in Net Assets Resulting from Operations	$531,817

* For the period January 3, 2023 (commencement of investment operations) through December 31, 2023.

See accompanying notes to financial statements.

10

Gabelli Commercial Aerospace and Defense ETF

Statement of Changes in Net Assets

For the Period Ended December 31, 2023(a)
Operations:
Net investment income	$41,407
Net realized loss on investments	(41,170)
Net change in unrealized appreciation on investments	531,580
Net Increase in Net Assets Resulting from Operations	531,817

Distributions to Shareholders:
Accumulated earnings	(41,383)
Total Distributions to Shareholders	(41,383)

Shares of Beneficial Interest Transactions:
Proceeds from sales of shares	3,891,376
Net Increase in Net Assets from Shares of Beneficial Interest Transactions	3,891,376
Net Increase in Net Assets	4,381,810

Net Assets:
Beginning of period	—
End of period	$4,381,810

Changes in Shares Outstanding:
Shares outstanding, beginning of period	—
Shares sold	155,000
Shares outstanding, end of period	155,000

(a)	The Fund commenced investment operations on January 3, 2023.

See accompanying notes to financial statements.

11

Gabelli Commercial Aerospace and Defense ETF

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period:

	Period Ended December 31, 2023(a)
Operating Performance:
Net Asset Value, Beginning of Period	$25.00
Net Investment Income(b)	0.28
Net Realized and Unrealized Gain on Investments	3.26
Total from Investment Operations	3.54

Distributions to Shareholders:
Net Investment Income	(0.27)
Net Asset Value, End of Period	$28.27
NAV total return†	14.14%
Market price, End of Period	$28.31
Investment total return††	14.31%
Net Assets, End of Period (in 000’s)	$4,382
Ratio to average net assets of:
Net Investment Income	1.11	%(c)
Operating Expenses Before Waiver	0.90	%(c)
Operating Expenses Net of Waiver	0.00	%(c)
Portfolio Turnover Rate	28%

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the period and sold at the end of the period. Total return for a period of less than one year is not annualized. Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates.

††	Based on market price per share. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on January 3, 2023.

(b)	Per share data are calculated using the average shares outstanding method.
(c)	Annualized.

See accompanying notes to financial statements.

12

Gabelli Commercial Aerospace and Defense ETF

Notes to Financial Statements

1.  Organization. The Gabelli ETFs Trust (the Trust) was organized on July 26, 2018 as a Delaware statutory trust and Gabelli Commercial Aerospace and Defense ETF (the Fund) commenced investment operations on January 3, 2023. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is an actively managed ETF, whose investment objective is to seek a high level of total return on its assets with an emphasis on income.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those

13

Gabelli Commercial Aerospace and Defense ETF

Notes to Financial Statements (Continued)

securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1	Total Market Value
INVESTMENTS IN SECURITIES:	Quoted Prices	at 12/31/23
ASSETS (Market Value):
Common Stocks (a)	$3,156,438	$3,156,438
TOTAL INVESTMENTS IN SECURITIES - ASSETS	$3,156,438	$3,156,438

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 2 or Level 3 investments at December 31, 2023. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, and the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income

14

Gabelli Commercial Aerospace and Defense ETF

Notes to Financial Statements (Continued)

(including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by a fund and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, no reclassifications were made in the Fund.

The tax character of distributions paid during the period ended December 31, 2023 was ordinary income of $41,383.

Provision for Income Taxes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of the Fund’s net investment company taxable income and net capital gains on an annual basis. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(41,170)
Undistributed ordinary income	24
Unrealized appreciation on investments	531,580
Total accumulated earnings	$490,434

At December 31, 2023, the Fund had net short term capital loss carryforwards of $41,170 for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

The following summarizes the tax cost on investments and the net unrealized appreciation at December 31, 2023:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$2,624,858	$575,398	$(43,818)	$531,580

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax

15

Gabelli Commercial Aerospace and Defense ETF

Notes to Financial Statements (Continued)

expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the period ended December 31, 2023, the Fund did not incur any income tax, interest, or penalties. The Fund’s federal and state tax returns will remain open and subject to examination for three years. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to these conclusions are necessary.

3.  Investment Advisory Agreement and Other Transactions. Pursuant to an Investment Advisory Agreement with the Trust, the Adviser manages the investment of the Fund’s assets. Under the Investment Advisory Agreement, the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.90% of the value of its average daily net assets and the Adviser is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to the Adviser; and (v) litigation expenses and any extraordinary expenses.

The Adviser has contractually agreed to waive its investment advisory fee of 0.90% on the first $25 million in net assets (the Fee Waiver). The Fee Waiver will continue until at least April 30, 2024 and shall not apply to any brokerage costs, acquired Fund fees and expenses, interest, taxes, and extraordinary expenses that the Fund may incur. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

During the period ended December 31, 2023, the Adviser waived expenses in the amount of $33,477.

4.  Portfolio Securities. Purchases and sales of securities during the period ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $3,602,722 and $936,694, respectively.

5.  Capital Share Transactions. Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (Creation Units) at NAV, in return for securities, other instruments, and/or cash (the Basket). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets. Purchasers and redeemers of Creation Units are charged a transaction fee to cover the estimated cost to the Fund of processing the purchase or redemption, including costs charged to it by the NSCC (National Securities Clearing Corporation) or DTC (Depository Trust Company), and the estimated transaction costs, e.g., brokerage commissions, bid-ask spread, and market impact trading costs, incurred in converting the Basket to or from the desired portfolio composition. The transaction fee is determined daily and will be limited to amounts approved by the Board and determined by the Adviser to be appropriate to defray the expenses that the Fund incurs in connection with the purchase or redemption. The purpose of transaction fees is to protect the Fund’s existing shareholders from the dilutive costs associated with the purchase and redemption of Creation Units. The amount of transaction fees will differ depending on the estimated trading costs for portfolio positions and Basket processing costs and other considerations. Transaction fees may include fixed amounts per creation or redemption transactions, amounts varying with the number of Creation Units purchased or redeemed, and varying amounts based on the time an order is placed. The Fund may impose higher transaction fees when cash is substituted for Basket instruments. Higher transaction fees may apply to purchases and redemptions through the DTC than through the NSCC.

6.  Transactions with Affiliates and Other Arrangements. During the period ended December 31, 2023, the Fund paid $1,536 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

16

Gabelli Commercial Aerospace and Defense ETF

Notes to Financial Statements (Continued)

The Adviser pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Trust.

7.  Significant Shareholder. As of December 31, 2023, the Fund’s Adviser and its affiliates beneficially owned 75.2% of the voting securities of the Fund.

8.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9.  Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

Gabelli Commercial Aerospace and Defense ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gabelli ETFs Trust and Shareholders of Gabelli Commercial Aerospace and Defense ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Commercial Aerospace and Defense ETF (one of the funds constituting Gabelli ETFs Trust, referred to hereafter as the “Fund”) as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period January 3, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets and the financial highlights for the period January 3, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

18

Gabelli Commercial Aerospace and Defense ETF

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program (the LRM Program) to govern its approach to managing liquidity risk. The LRM Program is administered by the Liquidity Committee (the Committee), which is comprised of members of Gabelli Funds, LLC management. The Board has designated the Committee to administer the LRM Program.

The LRM Program’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner. The LRM Program also includes elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund’s liquidity and the monthly classification and re-classification of certain investments that reflect the Committee’s assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on May 16, 2023, the Board received a written report from the Committee regarding the design and operational effectiveness of the LRM Program. The Committee determined, and reported to the Board, that the LRM Program is reasonably designed to assess and manage the Fund’s liquidity risk and has operated adequately and effectively since its implementation. The Committee reported that there were no liquidity events that impacted the Fund or its ability to timely meet redemptions without dilution to existing shareholders. The Committee noted that the Fund is primarily invested in highly liquid securities and, accordingly, continues to be exempt from the requirement to determine a “highly liquid investment minimum” as defined in the Rule 22e-4. Because of that continued qualification for the exemption, the Fund has not adopted a “highly liquid investment minimum” amount. The Committee further noted that while changes to the LRM Program were made during the Review Period and reported to the Board, no material changes were made to the LRM Program as a result of the Committee’s annual review.

There can be no assurance that the LRM Program will achieve its objectives in the future. Please refer to the Fund’s Prospectus for more information regarding its exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Gabelli Commercial Aerospace and Defense ETF

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Commercial Aerospace and Defense ETF at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[5]:

Christopher J. Marangi Trustee 1974	Since 2021	6	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

Agnes Mullady Trustee 1958	Since 2021	14	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/ Teton Funds (2006 - 2019)	—

INDEPENDENT TRUSTEES[6]:

John Birch Trustee 1950	Since 2021	10	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[7] Trustee 1961	Since 2021	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

Michael J. Ferrantino[7] Trustee 1971	Since 2021	7	Chief Executive Officer of InterEx Inc.	President, CEO, and Director of LGL Group; Director of LGL Systems Acquisition Corp. (Aerospace and Defense Communications)

20

Gabelli Commercial Aerospace and Defense ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

Leslie F. Foley[7] Trustee 1968	Since 2021	16	Attorney; Serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

Michael J. Melarkey Trustee 1949	Since 2021	24	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza[8] Trustee 1945	Since 2021	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

21

Gabelli Commercial Aerospace and Defense ETF

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2021	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2021	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2021	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Company By-Laws and Declaration of Trust. For officers, includes time served in prior officer positions with the Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same Fund complex as the Fund because they have common or affiliated investment advisers.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (the “1934 Act”), as amended, i.e. public companies, or other investment companies registered under the 1940 Act.
[5]	“Interested persons” of a Fund as defined in the 1940 Act. Mr. Christopher J. Marangi and Ms. Agnes Mullady are considered to be “interested persons” because of their affiliation with the Trust’s Adviser.
[6]	Trustees who are not considered to be “interested persons” of a Fund as defined in the 1940 Act are considered to be Independent Trustees.
[7]	Mr. Colavita’s father, Anthony J. Colavita, and Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serve as directors of other funds in the Gabelli Fund Complex. Mr. Ferrantino is the President, CEO and a Director of the LGL Group, Inc. and a Director of LGL Systems Acquisition Corp., Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc, GAMCO International SICAV, Gabelli Associates Limited, and Gabelli Associates Limited IIE, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

22

Gabelli Commercial Aerospace and Defense ETF

2023 TAX NOTICE TO SHAREHOLDERS (Unaudited)

During the period ended December 31, 2023, the Fund paid to shareholders ordinary income distributions totaling $0.26699 per share. For the year ended December 31, 2023, 88.84 % of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 89.33% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC that is affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information.

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GABELLI COMMERCIAL AEROSPACE AND DEFENSE ETF

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager’s Biography

Lieutenant Colonel G. Anthony (Tony) Bancroft, USMCR, joined the Firm in 2009 as an associate in the alternative investments division and is currently an analyst covering the aerospace and defense and environmental services sectors, with a focus on suppliers to the commercial, military, and regional jet aircraft industry and waste services. He previously served in the United States Marine Corps as an F/A-18 Hornet fighter pilot. Tony graduated with distinction from the United States Naval Academy with a BS in systems engineering and holds an MBA in finance and economics from Columbia Business School.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio manager’s commentary are unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com.

GABELLI ETFS TRUST
GABELLI COMMERCIAL AEROSPACE AND DEFENSE ETF

One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Christopher J. Marangi
Managing Director and Co-Chief Investment Officer, GAMCO Investors, Inc.
Portfolio Manager for Gabelli Funds, LLC

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Michael J. Ferrantino
Chief Executive Officer,
InterEx Inc.

Leslie F. Foley
Attorney

Michael J.Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President,
GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli Commercial Aerospace and Defense ETF. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GCAD Q4/2023

GABELLI
FUNDS

GABELLI COMMERCIAL AEROSPACE AND DEFENSE ETF

Annual Report
December 31, 2023

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Anthony S. Colavita is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $64,000 in 2022 and $90,000 in 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2022 and $0 in 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $18,500 in 2022 and $23,460 in 2023. Tax fees include amounts related to tax compliance, tax reporting and tax planning.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2022 and $0 in 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 in 2022 and $0 in 2023.

(h)	The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: John Birch, Anthony S. Colavita, and Salvatore J. Zizza.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Gabelli ETFs Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	May 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	May 14, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	May 14, 2024

* Print the name and title of each signing officer under his or her signature.